EXHIBIT 10.3

                         EXECUTIVE MANAGEMENT AGREEMENT


         This Agreement is made and entered into as of May 30, 2000 by and between Bio-One Corporation, a Nevada Corporation ("Corporation"), and Kevin Lockhart ("Executive").

         The Corporation is engaged in the business of providing proprietary Microscopy "Live Blood Cell Testing" and Naturopathic nutritional supplements worldwide and is fully licensed by all applicable agencies to do so.

         In consideration of the covenants herein contained and the monies to be paid hereunder, the parties agree to the following terms and conditions:

1.12     EMPLOYMENT

         The Corporation hereby employs the Executive, as its Vice-Chairman and Corporate Secretary, and the Executive hereby agrees to such employment, on the terms and conditions described in this Agreement. The Executive is being employed directly by the Corporation as a salaried employee who will be compensated for the services rendered as herein provided.

2.0      DUTIES AND PERFORMANCE

         During the term of this Agreement, the Executive agrees to devote his best full time efforts to perform all duties as shall be determined by and at the reasonable discretion of the Corporation's Board of Directors, and is charged with the responsibilities, duties and functions necessary to manage the Corporation in an increasingly profitable manner so as to meet all of its obligations and accumulate for investment and distribution to shareholders, substantial and increasing amounts of cash flow.

3.0      COMPENSATION

         a.)      Base Salary:

         During the term of this Agreement the Corporation shall pay to the Executive, as compensation for his services hereunder, a base salary of TEN THOUSAND DOLLARS ($10,000) per month (The " Base Salary"), which Base Salary shall be payable in equal weekly installments, provided, however, that in the event the Corporation changes its payroll policy which pertains to the frequency of salary payments for its employees, the frequency of payment of the Base Salary shall be adjusted accordingly, but no less frequent than monthly. During the current fiscal year the Executive agrees to defer any portion of his compensation that is in the mutual best interest of both parties. The Corporation agrees to pay the deferred portion as soon as practical in the fiscal year 2001.



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         b.)       Vehicle Allowance:

         The Corporation shall provide the Executive with a monthly vehicle allowance in the amount of Three Hundred and Fifty Dollars ($350).

         c.)        Performance  Bonus:

         The Corporation shall pay the Executive a Performance Bonus as determined by the Board of Directors.

         d.)        Performance and Compensation Review:

         Reviews shall be conducted anually by the Board of Directors.

         e.)        Benefits:

         Executive shall be entitled to all benefits and expenses reimbursement that is consistent with those generally provided by the Corporation to its employees.

4.0      TERM OF AGREEMENT

         The obligations of the parties hereunder shall commence on May 30, 2000 and shall automatically be extended for additional one- (1) year periods.

5.0      TERMINATION OF EMPLOYMENT

         (a) The Executive may elect to terminate His employment at any time, provided that the Executive shall deliver to the Corporation written notice of such intention not less than ninety (90) days prior to the effective date of termination. If Executive elects to terminate employment, the Corporation may accelerate the termination date to any date more than (30) days after written notice of such election is given the Corporation.

         (b) The Corporation may elect to terminate the Executive's employment, with cause, at any given time. It is expressly understood and agreed that the employment established hereby may be terminated at any time by the Company for cause upon thirty (30) days prior written notice. As used herein the term "cause" shall mean (1) dishonesty, fraud, willful and persistent inattention to his duties and/or acts amounting to gross negligence or willful misconduct, making derogatory statements concerning the Company (after written notice of the same to Executive), misappropriation of funds (i) for personal gain, or (ii) in violation of any law, judgment, decree, or order of any governmental authority, misappropriation of any corporate opportunity or being convicted of a felony; and (2) any material failure to follow policies and directives of the Board of Directors of the Company.

         (c) Continuation of Certain Benefits. Upon termination of Executive's, employment, Executive shall be entitled to continue to receive the compensation and benefits described in Section 3.f for a period of ninety (90) days following the effective date of such termination.


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1.06     COVENANT NOT TO COMPETE

         Executive hereby agrees that during the term of Executive's employment by the Corporation and for a period of twenty four (24) months from the date of termination or expiration of such employment, the Executive will not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control, of or be connected with, in any manner, any business within two hundred fifty (250) miles of any location of the Corporation established or managed during the term of Executive's employment by the Corporation, which shall be in competition with any business engaged in by the Corporation as of the termination of Executive's employment. The Executive agrees that the remedy at law for any breach by the Executive of the foregoing will be inadequate and that the Corporation shall be entitled to injunctive relief. If any provisions of this paragraph shall be held invalid, the Executive agrees that such provisions shall be severed and the balance thereof shall remain valid and enforceable. In the event that a court of competent jurisdiction determines that the scope of business restricted or the time or geographic limitations imposed are too broad to be capable of enforcement, the Executive agrees that such court may ignore such provisions and instead enforce the provisions as to such scope, time and geographical area as the court deems proper.

1.07     NON DISCLOSURE OF INFORMATION CONCERNING BUSINESS

         (a)      Obligations of Executive:

         Executive shall not at any time, in any fashion, form or manner, either directly or indirectly, divulge, disclose, or communicate to any person, firm, or corporation, or other entity, or utilize for his own benefit, in any manner whatsoever, any trade secrets or any information of any kind, nature of description concerning any matters affecting or relating to the business of the Corporation including, but not limited to, the names of any of the Corporation's agents or any other information concerning the business of the Corporation or its manner of operation without regard to whether any or all of the foregoing matters would be deemed confidential, material, or important, except with the express written consent of the Corporation. Provided however, the foregoing shall not apply in the event the Executive is required, by court order or is otherwise required by law or by a governmental agency, to disclose information concerning business.

         (b)      Property of Corporation:

         All tangible, confidential information and other documentation, either directly or indirectly, coming into the possession of Executive in the course of Executive's employment, shall remain the property of the Corporation and shall be returned to the Corporation immediately upon the expiration of the term of Executive's employment. Thereafter, Executive shall not reduce to writing or otherwise record any of the proprietary or confidential information disclosed to him during Executive's employment.

(c)      Corporation and Executive Stipulate:

         Corporation and Executive hereby stipulate that, as between them, the foregoing matters are important, material, and confidential, and gravely affect the effectiveness and successful


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conduct of the business of the Corporation and its goodwill, and that any breach of the terms of this Section 7.0 is a breach of this Agreement.

1.04     NON-INTERFERENCE

         (a)      Obligations of Executive:

         Executive will not at any time, in any fashion, form or manner, either directly or indirectly, for himself or on behalf of any other person, persons, firm, partnership, entity, corporation, the Corporation or business, call upon any customer or employee of the Corporation for the purpose of soliciting a business or promotional relationship with respect to any customer or employee.

         (b)      Corporation and Executive Stipulate:

         The Corporation and Executive hereby stipulate that, as between them, the foregoing matters are important, material and gravely affect the effectiveness and successful conduct of the business of the Corporation and its goodwill, and that any breach of the terms of this Section 8.0 is a breach of this Agreement.

1.03     INVALID PROVISION

         The invalidity or unenforceability of a particular provision of this Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

1.04     MODIFICATION

         No change or modification of this Agreement shall be valid unless in writing and signed by the parties hereto.

1.05     ARBITRATION

         If a dispute arises from or relates to this Agreement or the breach thereof or otherwise from the relationship of the parties or its termination and if the dispute cannot be settled through direct discussions, the parties agree to endeavor first to settle the dispute in an amicable manner by mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to arbitration. Thereafter, any unresolved controversy or claim arising from or relating to this Agreement or breach thereof shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.





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1.06     APPLICABLE LAW, BINDING EFFECT, AND ASSIGNABILITY

         This Agreement shall be governed by and interpreted under the laws of the State of Florida and shall inure to the benefit of and be binding upon the parties hereto and their heirs, personal representatives, successors and assigns. Venue for any action or proceeding arising out of this Agreement shall lie in Seminole County, Florida. This Agreement is assignable by the Corporation with the written consent of the Executive but is not assignable by Executive.

1.07     PRIOR AGREEMENTS

         This Executive Management Agreement supersedes any existing employment agreements between the parities hereto.

IN WITNESS WHEREOF, the undersigned have hereunto executed the Agreement on the date set forth above.



"Executive"                                    "Corporation"

KEVIN LOCKHART                               BIO-ONE CORPORATION


Signature: /s/ Kevin Lockhart          Signature: /s/ Armand Dauplaise
-----------------------------                    -----------------------------
                                           By: Armand Dauplaise, Vice-Chairman